Calculation of Filing Fee Tables
S-8
Compass, Inc.
Table 1: Newly Registered Securities
	Security Type	Security Class Title	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee
1	Equity	Class A common stock, par value $0.00001 per share, reserved for issuance upon the exercise of outstanding options granted pursuant to the Anywhere Real Estate Inc. Third Amended and Restated 2018 Long-Term Incentive Plan	Other	926,281	$ 9.33	$ 8,642,201.73	0.0001381	$ 1,193.49
2	Equity	Class A common stock, par value $0.00001 per share, reserved for issuance for outstanding awards granted pursuant to the Anywhere Real Estate Inc. Third Amended and Restated 2018 Long-Term Incentive Plan	Other	12,336,123	$ 10.58	$ 130,516,181.34	0.0001381	$ 18,024.28
3	Equity	Class A common stock, par value $0.00001 per share, reserved for issuance upon the exercise of outstanding options granted pursuant to the Realogy Holdings Corp. Amended and Restated 2012 Long-Term Incentive Plan	Other	573,812	$ 18.52	$ 10,626,998.24	0.0001381	$ 1,467.59
4	Equity	Class A common stock, par value $0.00001 per share, reserved for issuance for outstanding awards granted pursuant to the Realogy Holdings Corp. Amended and Restated 2012 Long-Term Incentive Plan	Other	19,721	$ 10.58	$ 208,648.18	0.0001381	$ 28.81
5	Equity	Class A common stock, par value $0.00001 per share, reserved for issuance upon the exercise of outstanding options granted pursuant to the Non-Plan Inducement Stock Option Award	Other	375,132	$ 22.85	$ 8,571,766.20	0.0001381	$ 1,183.76
6	Equity	Class A common stock, par value $0.00001 per share, reserved for issuance pursuant to the Compass, Inc. 2021 Equity Incentive Plan	Other	10,768,931	$ 10.58	$ 113,935,289.98	0.0001381	$ 15,734.46
Total Offering Amounts:						$ 272,501,085.67		$ 37,632.39
Total Fee Offsets:								$ 0.00
Net Fee Due:								$ 37,632.39
Offering Note
[1]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of Class A common stock, par value $0.00001 per share ("Common Stock"), which may become issuable under (i) the Anywhere Real Estate Inc. Third Amended and Restated 2018 Long-Term Incentive Plan (the "2018 Plan"), the (ii) Realogy Holdings Corp. Amended and Restated 2012 Long-Term Incentive Plan (the "2012 Plan"), (iii) the Non-Plan Inducement Stock Option Award (the "Inducement Plan") and (iv) the Compass, Inc. 2021 Equity Incentive Plan, in each case by reason of any stock dividend, stock split, recapitalization or any other similar transaction affecting the Common Stock. (2) Estimated in accordance with Rule 457(h) of the Securities Act solely for the purpose of calculating the registration fee on the basis of the weighted average exercise price of (i) $9.33 per share (rounded up to the nearest cent) for outstanding stock options granted under the 2018 Plan, (ii) $18.52 per share (rounded up to the nearest cent) for outstanding stock options granted under the 2012 Plan and (iii) $22.85 per share (rounded up to the nearest cent) for outstanding stock options granted under the Inducement Plan.

[2]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of Class A common stock, par value $0.00001 per share ("Common Stock"), which may become issuable under (i) the Anywhere Real Estate Inc. Third Amended and Restated 2018 Long-Term Incentive Plan (the "2018 Plan"), the (ii) Realogy Holdings Corp. Amended and Restated 2012 Long-Term Incentive Plan (the "2012 Plan"), (iii) the Non-Plan Inducement Stock Option Award (the "Inducement Plan") and (iv) the Compass, Inc. 2021 Equity Incentive Plan, in each case by reason of any stock dividend, stock split, recapitalization or any other similar transaction affecting the Common Stock. (3) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and Rule 457(h) of the Securities Act based on a per share price of $10.58, the average of the high and low price of the Common Stock on January 6, 2026, as reported on the New York Stock Exchange.

[3]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of Class A common stock, par value $0.00001 per share ("Common Stock"), which may become issuable under (i) the Anywhere Real Estate Inc. Third Amended and Restated 2018 Long-Term Incentive Plan (the "2018 Plan"), the (ii) Realogy Holdings Corp. Amended and Restated 2012 Long-Term Incentive Plan (the "2012 Plan"), (iii) the Non-Plan Inducement Stock Option Award (the "Inducement Plan") and (iv) the Compass, Inc. 2021 Equity Incentive Plan, in each case by reason of any stock dividend, stock split, recapitalization or any other similar transaction affecting the Common Stock. (2) Estimated in accordance with Rule 457(h) of the Securities Act solely for the purpose of calculating the registration fee on the basis of the weighted average exercise price of (i) $9.33 per share (rounded up to the nearest cent) for outstanding stock options granted under the 2018 Plan, (ii) $18.52 per share (rounded up to the nearest cent) for outstanding stock options granted under the 2012 Plan and (iii) $22.85 per share (rounded up to the nearest cent) for outstanding stock options granted under the Inducement Plan.

[4]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of Class A common stock, par value $0.00001 per share ("Common Stock"), which may become issuable under (i) the Anywhere Real Estate Inc. Third Amended and Restated 2018 Long-Term Incentive Plan (the "2018 Plan"), the (ii) Realogy Holdings Corp. Amended and Restated 2012 Long-Term Incentive Plan (the "2012 Plan"), (iii) the Non-Plan Inducement Stock Option Award (the "Inducement Plan") and (iv) the Compass, Inc. 2021 Equity Incentive Plan, in each case by reason of any stock dividend, stock split, recapitalization or any other similar transaction affecting the Common Stock. (3) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and Rule 457(h) of the Securities Act based on a per share price of $10.58, the average of the high and low price of the Common Stock on January 6, 2026, as reported on the New York Stock Exchange.

[5]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of Class A common stock, par value $0.00001 per share ("Common Stock"), which may become issuable under (i) the Anywhere Real Estate Inc. Third Amended and Restated 2018 Long-Term Incentive Plan (the "2018 Plan"), the (ii) Realogy Holdings Corp. Amended and Restated 2012 Long-Term Incentive Plan (the "2012 Plan"), (iii) the Non-Plan Inducement Stock Option Award (the "Inducement Plan") and (iv) the Compass, Inc. 2021 Equity Incentive Plan, in each case by reason of any stock dividend, stock split, recapitalization or any other similar transaction affecting the Common Stock. (2) Estimated in accordance with Rule 457(h) of the Securities Act solely for the purpose of calculating the registration fee on the basis of the weighted average exercise price of (i) $9.33 per share (rounded up to the nearest cent) for outstanding stock options granted under the 2018 Plan, (ii) $18.52 per share (rounded up to the nearest cent) for outstanding stock options granted under the 2012 Plan and (iii) $22.85 per share (rounded up to the nearest cent) for outstanding stock options granted under the Inducement Plan.

[6]	(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement shall also cover any additional shares of Class A common stock, par value $0.00001 per share ("Common Stock"), which may become issuable under (i) the Anywhere Real Estate Inc. Third Amended and Restated 2018 Long-Term Incentive Plan (the "2018 Plan"), the (ii) Realogy Holdings Corp. Amended and Restated 2012 Long-Term Incentive Plan (the "2012 Plan"), (iii) the Non-Plan Inducement Stock Option Award (the "Inducement Plan") and (iv) the Compass, Inc. 2021 Equity Incentive Plan, in each case by reason of any stock dividend, stock split, recapitalization or any other similar transaction affecting the Common Stock. (3) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and Rule 457(h) of the Securities Act based on a per share price of $10.58, the average of the high and low price of the Common Stock on January 6, 2026, as reported on the New York Stock Exchange.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rule 457(p)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A